UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): April 28, 2026

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2026, Scott C. Selbach retired from Carlisle Companies Incorporated (the “Company”) as Executive Vice President, Government Relations & Secretary after more than 35 years of valuable service to the Company.
Jonathan R. Collins submitted his resignation to the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company in accordance with the Company’s Statement of Corporate Guidelines and Principles, which requires a director to submit his resignation following a change in employment or significant change in job responsibilities. At Mr. Collins’ request, the Committee accepted his resignation, effective immediately after the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”) held on April 29, 2026. At that time, the Board also fixed the number of directors at seven.
The resignation of Mr. Collins was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders: (i) elected both directors nominated by the Board; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2025 as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2026 (the “Proxy Statement”); and (iii) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Each of these proposals is further described in the Proxy Statement. Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
Proposal 1. Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sheryl D. Palmer	31,348,097	3,257,426	27,465	2,625,302
Jesse G. Singh	32,292,836	2,306,055	34,097	2,625,302
Proposal 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,209,063	4,331,231	92,694	2,625,302
Proposal 3. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
37,101,448	132,073	24,769

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Title

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	April 30, 2026	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer